Exhibit 10.2

FIRST SUPPLEMENT
TO THE
MASTER AMENDED AND RESTATED CREDIT AGREEMENT
(Term Loans A & B)

THIS FIRST SUPPLEMENT TO THE MASTER AMENDED AND RESTATED CREDIT AGREEMENT (“First Supplement”) is made and entered into as of June     , 2006, by and between EAST KANSAS AGRI-ENERGY, L.L.C., a Kansas limited liability company, and HOME FEDERAL SAVINGS BANK, a federally chartered stock savings bank.  This First Supplement supplements the Master Amended and Restated Credit Agreement between the Lender and the Borrower dated as of even date herewith (as the same may be amended, restated, or otherwise modified (other than by Supplements entered into pursuant to Section 1.02 thereof) from time to time, the “Master Agreement”).

RECITALS:

A.            Pursuant to the Original Credit Agreement, Lender has made certain loans and other credit accommodations available to Borrower, including two construction and term loans referred to as “Loan A” and “Loan B” in the Original Credit Agreement and loan number 2458 and 2459, respectively, in Lender’s records.

B.            Term Loan A and Term Loan B converted to term loans and began amortization on October 20, 2005 (the “Conversion Date”).

C.            Borrower and Lender wish to re-document, amend and restate each of the existing loans and credit facilities by Lender in favor of Borrower, including Term Loan A and Term Loan B, and document certain new loans and credit facilities, in each case pursuant to the Master Agreement, the Supplements, and the other Amendment Documents.

D.            As of the date hereof, the principal amounts outstanding under Term Loan A and Term Loan B are $4,250,000 and $17,750,000, respectively.

AGREEMENT:

1.             Definitions.  Capitalized terms used and not otherwise defined in this First Supplement have the meanings attributed to them below or in the Master Agreement.  Definitions in this First Supplement control over inconsistent definitions in the Master Agreement, but only to the extent the defined terms apply to Loans under this First Supplement.  Definitions set forth in the Master Agreement control for all other purposes.  As used in this First Supplement, the following terms have the following meanings:

“Prime Rate” means the rate of that name as published in the “Money Rates” Section of the Wall Street Journal as of the applicable Determination Date; provided, if Lender determines that the foregoing source is unavailable, Lender will determine the Prime Rate based on a new index that is based on comparable information.

“Term Loan A” means the Loan represented by Term Note A and referred to as “Loan A” in the Original Credit Agreement.

“Term Loan B” means the Loan represented by Term Note B and referred to as “Loan B” in the Original Credit Agreement.

“Term Loan A Maturity Date” means the earlier of (i) October 1, 2015, and (ii) the date on which the principal amount of Term Loan A has been declared or has automatically become due and payable, whether by acceleration or otherwise.

“Term Loan B Maturity Date” means the earlier of (i) October 1, 2010, and (ii) the date on which the principal amount of Term Loan B has been declared or has automatically become due and payable, whether by acceleration or otherwise.

“Term Note A” means the Amended and Restated Term Note A made by Borrower payable to the order of Lender, dated the date hereof, in the initial aggregate principal amount of $5,000,000 in substantially the form of Exhibit 1A attached hereto.

“Term Note B” means the Amended and Restated Term Note B made by Borrower payable to the order of Lender, dated the date hereof, in the initial aggregate principal amount of $21,000,000 in substantially the form of Exhibit 1B attached hereto.

2.             Effect of First Supplement.  This First Supplement, along with the Master Agreement, amends the terms of Term Loan A and Term Loan B effective as of the date hereof.

3.             Conditions Precedent.  Lender will have no obligation under this First Supplement, the Agreement, or any Amendment Document until each of the following conditions precedent is satisfied or waived in accordance with Section 8.02 of the Master Agreement:

(a)                                  The principal amount outstanding on Term Loan A and Term Loan B is no more than $4,250,000 and $17,750,000, respectively.

(b)                                 Lender has received all fees and other amounts due and payable on or prior to the date hereof, including the fees and amounts for reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower pursuant to any Loan Document or any other agreement with Lender;

(c)                                  Lender has received this First Supplement, Term Note A, and Term Note B, in each case duly executed and delivered by Borrower;

(d)                                 Lender has received Borrower’s counterparts of the Master Agreement and all Amendment Documents contemplated thereby, in each case duly executed and delivered by Borrower, as well as all other duly executed and delivered instruments, agreements, opinion letters, and documents as Lender may require;

(e)                                  the representations and warranties set forth in the Master Agreement are true and correct in all material respects as of the date hereof;

(f)                                    all conditions precedent in the Master Agreement and each other Loan Document have been satisfied or waived; and

(g)                                 no Default or Event of Default has occurred and is continuing.

4.             Repayment of Loans.

(a)           Term Loan A.  Term Loan A will be repaid in monthly installments of principal and interest based on an amortization schedule of 120 months.  The monthly amortized payment amount as of the date hereof is $54,226.23.  This amount will be adjusted from time to time as the Prime Rate is adjusted.  Lender’s determination of this amount is final and conclusive, absent manifest error.  Payments on Term Loan A are due and payable on the twentieth day of each month, beginning on the first such day following the Conversion Date.  All remaining principal and accrued interest outstanding on Term Loan A will be due and payable on the Term Loan A Maturity Date.

(b)           Term Loan B.  Term Loan B will be repaid in monthly installments of principal and interest based on an amortization schedule of 120 months and a balloon payment on the Term Loan B Maturity Date.  The monthly amortized payment amount as of the date hereof is $226,474.29.  This amount will be adjusted from time to time as the Prime Rate is adjusted.  Lender’s determination of this amount is final and conclusive, absent manifest error. Payments on Term Loan B are due and payable on the twentieth day of each month, beginning on the first such day following the Conversion Date. All remaining principal and accrued interest outstanding on Term Loan B will be due and payable on the Term Loan B Maturity Date.

(c)           Application of Payments Upon Default.  Upon the occurrence and during the continuance of an Event of Default, all payments received by Lender (including through Lender’s exercise of remedies available under the Loan Documents or otherwise) will be applied ratably to Term Loan A and Term Loan B based on each Loan’s respective outstanding balance on the date such payment is received.

4.             Interest.  Interest on the unpaid principal amount of Term Loan A and Term Loan B will hereafter accrue on a simple interest basis at the floating Prime Rate in effect from time to time.

5.             Prepayment Fees.

(a)           Term Loan A.  Except to the extent prepaid within the proceeds of operating cash flow, in the event any amount of Term Loan A is paid prior to the time such amount is due and payable, whether voluntarily or involuntarily (including any prepayment effected by Lender’s exercise of any right to accelerate), Borrower agrees to pay to Lender a prepayment fee as follows, without duplication: (1) five percent (5.00%) of the outstanding principal balance if prepayment is made within one year following the Conversion Date; (2) four percent (4.00%) of the outstanding principal balance if prepayment is made within two years following the Conversion Date; (3) three percent (3.00%) of the outstanding principal balance if prepayment is made within three years following the Conversion Date; (4) two percent (2.00%) of the outstanding principal balance if prepayment is made within four years following Conversion Date;  or (5) one percent (1.00%) of the outstanding principal balance if prepayment is made within five years following the Conversion Date.

(b)           Term Loan B.  Except to the extent prepaid with the proceeds of operating cash flow, in the event any amount of Term Loan B is paid prior to the time such amount is due and payable, whether voluntarily or involuntarily (including any prepayment effected by Lender’s exercise of any right to accelerate), Borrower agrees to pay to Lender a prepayment fee as follows, without duplication: (1) three percent (3.0%) of the outstanding principal balance if prepayment is made within one year following Conversion Date; (2) two percent (2.0%) of the outstanding principal balance if prepayment is made within two years following the Conversion Date; or (3) one percent (1.0%) of the outstanding principal balance if prepayment is made within three years following the Conversion Date.

Borrower agrees that these prepayment fees are paid as a fee for the right to prepay and that they do not constitute liquidated damages or a penalty.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this First Supplement to be duly executed by their respective authorized officers as of the day and year first written above.

BORROWER:

EAST KANSAS AGRI-ENERGY, L.L.C.

By:	/s/ William R. Pracht
Name:	William R. Pracht
Title:	Chairman and President

LENDER:

HOME FEDERAL SAVINGS BANK

By:	/s/ Eric Oftedahl
Name:	Eric Oftedahl
Title:	Vice President

[SIGNATURE PAGE FOR FIRST SUPPLEMENT TO
MASTER AMENDED AND RESTATED CREDIT AGREEMENT]

EXHIBIT 1A
AMENDED AND RESTATED
TERM NOTE A

$5,000,000	Rochester, Minnesota
June , 2006

FOR VALUE RECEIVED, the undersigned, East Kansas Agri-Energy, L.L.C., a Kansas limited liability company (“Borrower”), hereby promises to pay to the order of Home Federal Savings Bank (together with any subsequent holder hereof, “Lender”) or its successors and assigns, at Post Office Box 6947, 1016 Civic Center Drive N.W., Rochester, Minnesota 55903-6947, (a) on the Term Loan A Maturity Date (as defined in the Master Amended and Restated Credit Agreement between Borrower and Lender dated as of June     , 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”)) and the First Supplement to the Master Amended and Restated Credit Agreement (Term Loans A & B) between Borrower and Lender, dated the same date, the principal sum of Five Million and No/100 Dollars ($5,000,000.00) or so much of the unpaid principal amount of Term Loan A (as defined in the Credit Agreement) as has advanced by Lender to Borrower pursuant to the Credit Agreement, and (b) on each date specified in the Credit Agreement prior to the Term Loan A Maturity Date, the principal amount of Term Loan A payable to Lender on such date as specified therein, in lawful money of the United States of America in immediately available funds, and to pay interest from the Closing Date on the unpaid principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. Borrower also promises to pay Default Interest and Additional Interest (each as defined in the Credit Agreement), on demand, on the terms and conditions set forth in the Credit Agreement. In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of Lender.  THIS AMENDED AND RESTATED TERM NOTE A AMENDS THE ORIGINAL “CONSTRUCTION AND TERM LOAN NOTE A” ISSUED ON NOVEMBER 23, 2004, BY BORROWER TO LENDER IN THE SAME AMOUNT, AND SHALL NOT BE CONSIDERED A NOVATION OF SUCH ORIGINAL NOTE.

All borrowings evidenced by this Amended and Restated Term Note A and all payments and prepayments of the principal hereof and the date thereof shall be recorded by Lender in its internal records; provided, that the failure of Lender to make such a notation or any error in such notation will not affect the obligations of Borrower to make the payments of principal and interest in accordance with the terms of this Amended and Restated Term Note A and the Credit Agreement.

This Amended and Restated Term Note A is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS AMENDED AND RESTATED TERM NOTE A SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

EAST KANSAS AGRI-ENERGY, L.L.C.

By:
Name:
Title:

EXHIBIT 1B
AMENDED & RESTATED
TERM NOTE B

$21,000,000	Rochester, Minnesota
June , 2006

FOR VALUE RECEIVED, the undersigned, East Kansas Agri-Energy, L.L.C., a Kansas limited liability company (“Borrower”), hereby promises to pay to the order of Home Federal Savings Bank (together with any subsequent holder hereof, “Lender”) or its successors and assigns, at Post Office Box 6947, 1016 Civic Center Drive N.W., Rochester, Minnesota 55903-6947, (a) on the Term Loan B Maturity Date (as defined in the Master Amended and Restated Credit Agreement between Borrower and Lender dated as of June     , 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”)) and the First Supplement to the Master Amended and Restated Credit Agreement (Term Loans A & B) between Borrower and Lender, dated the same date, the principal sum of Twenty-One Million and No/100 Dollars ($21,000,000.00) or so much of the unpaid principal amount of Term Loan B (as defined in the Credit Agreement) as has advanced by Lender to Borrower pursuant to the Credit Agreement, and (b) on each date specified in the Credit Agreement prior to the Term Loan B Maturity Date, the principal amount of Term Loan B payable to Lender on such date as specified therein, in lawful money of the United States of America in immediately available funds, and to pay interest from the date hereof on the principal amount thereof from time to time outstanding, in like funds, at said office, at the rate or rates per annum and payable on such dates as provided in the Credit Agreement. Borrower also promises to pay Default Interest and Additional Interest (each as defined in the Credit Agreement), on demand, on the terms and conditions set forth in the Credit Agreement.  In addition, should legal action or an attorney-at-law be utilized to collect any amount due hereunder, Borrower further promises to pay all costs of collection, including the reasonable attorneys’ fees of Lender.  THIS AMENDED AND RESTATED TERM NOTE B AMENDS THE ORIGINAL “CONSTRUCTION AND TERM LOAN NOTE B” ISSUED ON NOVEMBER 23, 2004, BY BORROWER TO LENDER IN THE SAME AMOUNT, AND SHALL NOT BE CONSIDERED A NOVATION OF SUCH ORIGINAL NOTE.

All borrowings evidenced by this Amended and Restated Term Note B and all payments and prepayments of the principal hereof and the date thereof shall be recorded by Lender in its internal records; provided, that the failure of Lender to make such a notation or any error in such notation shall not affect the obligations of the Borrowers to make the payments of principal and interest in accordance with the terms of this Note B and the Credit Agreement.

This Amended and Restated Term Note B is issued in connection with, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified.

THIS AMENDED AND RESTATED TERM NOTE B SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF MINNESOTA AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

EAST KANSAS AGRI-ENERGY, L.L.C.

By:
Name:
Title: